Exhibit (c)(1)

Review of Management Cases Valuation Benchmarking Project Falcon July 31, 2019 and CONFIDENTIAL PRELIMINARY DRAFT

SECTION 1 Financial and Trading Snapshot 2 CONFIDENTIAL PRELIMINARY DRAFT

Yoda Trading and Multiples Summary $MM, except where noted Current Price $9.91 Premium / (Discount) to: Metric Spot: (07/26/2019) 30-Day Trading Avg. Avg. Since 6/4/2019 90-Day Trading Avg. 52-Week High 52-Week Low $9.91 $10.59 $10.64 $16.44 $28.85 $9.75 0.0% (6.5%) (6.9%) (39.7%) (65.6%) 1.6% Equity Value Aggregate Value $2,904.3 $2,050.8 AV / Revenue FY20/CY19 FY21/CY20 $760.0 $895.7 2.7x 2.3x FY20/CY19 FY21/CY20 $753.0 $843.4 2.7x 2.4x FY20/CY19 FY21/CY20 $773.2 $908.5 2.7x 2.3x FY20/CY19 FY21/CY20 $773.2 $955.4 2.7x 2.1x Notes: 1. Market data as of 7/26/2019; average share prices based on trading days; high and low represent closing prices 2. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics 3. Yoda capitalization from 10-Q filed 6/6/2019 4. Aggregate Value (“AV”) defined as equity value, plus debt and minority interest, less cash and equivalents (aggregate value is synonymous with Total Enterprise Value) PROJECT FALCON FINANCIAL AND TRADING SNAPSHOT 3 CONFIDENTIAL High Mgmt Mgmt Base Mgmt Low Street PRELIMINARY DRAFT

Yoda Historical Share Share Price since 4/20/2018 IPO Price Performance Share Price since IPO Share Price ($) Stock Price Trading Statistics As of 07/26/2019 Average Median $40 Last 30 Days Since 6/4/2019 Last 90 Days 52-Week $10.59 $10.64 $16.44 $18.82 $10.57 $10.60 $19.63 $19.33 $35 $30 $25 $20 $15 Yoda $9.91 (37%) $10 $5 $0 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Notes: 1. Market data as of 7/26/2019 PROJECT FALCON FINANCIAL AND TRADING SNAPSHOT 4 CONFIDENTIAL 6/4/2019 Q1 FY20: Reported weak billings performance, lower than expected RPO growth, and low customer adds; management cited deal slippage, lengthening sales cycle, and execution as primary reasons for disappointing quarter. 6/12/2018 Q1 FY19: Significant billings and subscription revenue beat highlight first public quarter; revenue of $155.7MM beat analyst estimates by $15.3MM, EPS of -$0.10 beat by $0.03 9/12/2018 Q2 FY19: Reported billings shortfall, demonstrating quarter-to-quarter volatility; revenue of $164.4MM beat analyst estimates by $6.2MM, EPS of -$0.06 beat by $0.03 PRELIMINARY DRAFT

Yoda Revenue Multiple Over AV / NTM Revenue since 4/20/2018 IPO Time AV / Revenue Multiple Statistics As of 07/26/2019 13.0x 12.0x 11.0x 10.0x 9.0x 8.0x 7.0x 6.0x 5.0x 4.0x Yoda: 2.7x 3.0x 2.0x Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Notes: 1. Market data as of 7/26/2019 (Source: Thomson Estimates) 2. Range defined as 6/6/2018 to 9/14/2018 PROJECT FALCON FINANCIAL AND TRADING SNAPSHOT 5 CONFIDENTIAL Average Median Last 30 Days 3.0x 3.0x Since 6/4/2019 3.1x 3.0x Last 90 Days 5.5x 6.6x 52-Week 6.7x 6.7x Overheated GrowthConcerns Over ExpectationsGrowth and Avg. AV / Rev: 10.2x(2) Execution Avg. AV / Rev: 3.1x 6/4/2019 Q1 FY20: Reported weak billings performance, lower than expected RPO growth, and low customer adds; management cited deal slippage, lengthening sales cycle, and execution as primary reasons for disappointing quarter. PRELIMINARY DRAFT

Current Consensus vs. Pre-Q1 Consensus Comparison $MM unless otherwise noted Delta (%) CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 (5.2%) (9.8%) (11.2%) % Growth 22.1% 22.8% 21.1% 15.7% 16.9% 19.2% (28.9%) (25.9%) (9.0%) (3.3%) (8.4%) (10.6%) % Margin 69.0% 72.4% 76.1% 70.4% 73.5% 76.6% 2.0% 1.6% 0.7% N.M. (26.7%) (22.4%) % Margin (2.6%) 4.3% 10.0% (4.0%) 3.5% 8.8% N.M. (18.7%) (12.6%) N.M. (67.4%) (25.6%) % Margin (4.7%) 2.6% 7.4% (5.9%) 1.0% 6.2% N.M. (63.9%) (16.3%) N.M. (58.3%) (20.6%) % Margin (4.7%) 2.7% 8.5% (5.4%) 1.3% 7.6% N.M. (53.8%) (10.6%) Notes: 1. Consensus estimates as of 4/10/2019 and 7/3/2019 PROJECT FALCON FINANCIAL AND TRADING SNAPSHOT 6 CONFIDENTIAL Net Income ($38) $27 $101 ($41) $11 $81 EBIT ($37) $26 $89 ($45) $8 $66 EBITDA ($21) $42 $119 ($30) $31 $93 Gross Profit $554 $713 $908 $535 $653 $811 Revenue $803 $986 $1,193 $761 $889 $1,060 Current As of 4/10/2019 PRELIMINARY DRAFT

Current Management vs. LRP Comparison $MM unless otherwise noted Delta (%) CY19/FY20 CY20/FY21 CY21/FY22CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 (10%) (46%) (10%) (0%) N.M. N.M. (20%) (56%) (29%) (56%) % Growth 27% 27% 25% 15% 12% 11% % Margin 70% 75% 78% 70% (114%) (119%) (84%) (77%) % Margin (3%) 7% 16% (8%) (1%) 4% Delta (%) CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 (8%) (37%) (8%) (1%) N.M. N.M. (18%) (47%) (28%) (48%) % Growth 28% 33% 33% 18% 17% 17% % Margin 71% 75% 79% 70% (104%) (105%) (80%) (71%) % Margin (2%) 9% 18% (5%) (0%) 5% Delta (%) CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 CY19/FY20 CY20/FY21 CY21/FY22 (9%) (39%) (7%) 2% N.M. N.M. (17%) (35%) (26%) (41%) % Growth 29% 36% 38% 18% 24% 23% % Margin 71% 76% 80% 72% (85%) (83%) (70%) (58%) % Margin (1%) 11% 21% (5%) 2% 9% Notes: 1. Management-provided cases as of 7/25/2019; Gross Margin FY21 and FY22 estimates not provided by management PROJECT FALCON FINANCIAL AND TRADING SNAPSHOT 7 CONFIDENTIAL EBIT($9)$122$340($39)$18$103 Gross Profit$599$869$1,255$560 Revenue$846$1,154$1,590$773$955$1,171 Current High Case As of 4/10/2019 EBIT($14)$99$273($39)($4)$56 Gross Profit$592$830$1,154$545 Revenue$840$1,114$1,478$773$909$1,063 Current Base Case As of 4/10/2019 EBIT($22)$79$217($57)($11)$35 Gross Profit$586$790$1,015$527 Revenue$833$1,058$1,318$753$843$936 Current Low Case As of 4/10/2019 PRELIMINARY DRAFT

SECTION 2 Case Comparison 8 CONFIDENTIAL PRELIMINARY DRAFT

Overview of Current Management Cases ACV Sensitivity Assumptions $MM $254 $220 $192 $185 $175 $177 $167 $167 $161 $167 $149 $137 $125 FY18 FY19 FY20 FY21 FY22 Actuals Low Base High Notes: 1. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON CASE COMPARISON 9 CONFIDENTIAL Sensitivities to Outlook •Following Q1 FY2020 performance, Yoda sensitized the 3-year outlook based on revised forecast for Q2 FY2020 and FY2020E •Note: this is not an LRP (as bottoms-up LRP was updated at the beginning of FY2020) PRELIMINARY DRAFT

Street vs. Management Case Comparison Revenue EBIT 1,200 120 100 80 60 40 20 0 (20) (40) (60) (80) 103 1,171 1,100 1,063 955 1,000 77 56 35 1,019 18 909 936 900 896 843 773 16 -4 800 773 753 FY21/CY-2110 FY20/CY19 FY22/CY21 -39 658 -39 -45 -57 700 760 600 FY19/CY18 FY20/CY19 FY21/CY20 FY22/CY21 Street Mgt. Base Mgt. Low Mgt. High Street Mgt. Base Mgt. Low Mgt. High Revenue Growth (%) EBIT Margin (%) 30% 10% 8% 6% 4% 2% 0% -2% -4% -6% -8% -10% 29.1% 8.8% 7.6% 5.3% 3.7% 23.6% 25% 22.5% 1.9% 20% 1.7% (0.5%) 17.9% 17.6% FY20/CY19 (5.1%) (5.1%) FY21/CY(21.03%) FY22/CY21 17.6% 15.6% 17.0% 17.5% 15% 14.5% (6.0%)(7.6%) 13.7% 12.0% 11.0% 10% FY19/CY18 FY20/CY19 FY21/CY20 FY22/CY21 Street Mgt. Base Mgt. Low Mgt. High Street Mgt. Base Mgt. Low Mgt. High Notes: 1. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON CASE COMPARISON 10 CONFIDENTIAL PRELIMINARY DRAFT

Operating Case Comparison – Street vs. Management Financial Projections – Street vs. Management Cases $MM, except where noted FY20/CY19 FY21/CY20 FY22/CY21 FY20/CY19 FY21/CY20 FY22/CY21 FY20/CY19 FY21/CY20 FY22/CY21 FY20/CY19 FY21/CY20 FY22/CY21 FY20/CY19 FY21/CY20 FY22/CY21 FY20/CY19 FY21/CY20 FY22/CY21 FY20/CY19 FY21/CY20 FY22/CY21 Notes: 1. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON CASE COMPARISON 11 CONFIDENTIAL Revenue $760.0 $895.7 $1,018.7 $753.0 $843.4 $936.1 ($7.0) ($52.3) ($82.6) $773.2 $908.5 $1,062.9 $13.2 $12.8 $44.2 $773.2 $955.4 $1,170.6 $13.2 $59.7 $151.9 % Growth 15.6% 17.9% 13.7% 14.5% 12.0% 11.0% (107 bps) (585 bps) (274 bps) 17.6% 17.5% 17.0% 201 bps (35 bps) 326 bps 17.6% 23.6% 22.5% 201 bps 571 bps 879 bps Gross Profit $542.0 $672.9 $789.2 $527.0 $632.5 $739.5 ($15.0) ($40.4) ($49.6) $545.0 $681.4 $839.7 $3.0 $8.5 $50.5 $560.0 $716.6 $924.8 $18.0 $43.6 $135.6 % Margin 71.3% 75.1% 77.5% 70.0% 75.0% 79.0% (133 bps) (13 bps) 153 bps 70.5% 75.0% 79.0% (83 bps) (13 bps) 153 bps 72.4% 75.0% 79.0% 111 bps (13 bps) 153 bps EBIT ($45.3) $15.5 $77.1 ($57.0) ($11.0) $35.0 ($11.7) ($26.5) ($42.1) ($39.1) ($4.4) $55.9 $6.2 ($19.9) ($21.2) ($39.1) $18.2 $102.7 $6.2 $2.7 $25.6 % Margin (6.0%) 1.7% 7.6% (7.6%) (1.3%) 3.7% (161 bps) (304 bps) (383 bps) (5.1%) (0.5%) 5.3% 90 bps (222 bps) (231 bps) (5.1%) 1.9% 8.8% 90 bps 17 bps 120 bps EBITDA ($29.6) $28.9 $90.2 ($41.5) $1.6 $47.0 ($11.9) ($27.3) ($43.2) ($23.1) $11.6 $75.9 $6.5 ($17.3) ($14.3) ($23.1) $34.2 $124.7 $6.5 $5.3 $34.5 % Margin (3.9%) 3.2% 8.9% (5.5%) 0.2% 5.0% (161 bps) (304 bps) (383 bps) (3.0%) 1.3% 7.1% 91 bps (195 bps) (171 bps) (3.0%) 3.6% 10.7% 91 bps 35 bps 180 bps Management High Case Spread vs. Street Management Base Case Spread vs. Street Management Low Case Spread vs. Street Street Case PRELIMINARY DRAFT

Operating Case Comparison – Street Subscription vs. Professional Services Revenue vs. Management FY20 / CY19 FY20 / CY19 FY20 / CY19 FY20 / CY19 Prof. Serv. 28% Prof. Serv. 30% Prof. Serv. 30% Prof. Serv. 29% Subs. 71% Subs. 70% Subs. 70% Subs. 72% FY22 / CY21 FY22 / CY21 FY22 / CY21 FY22 / CY21 Prof. Serv. 21% Prof. Serv. 23% Prof. Serv. 25% Prof. Serv. 22% Subs. 75% Subs. 77% Subs. 78% Subs. 79% Notes: 1. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON CASE COMPARISON 12 CONFIDENTIAL Mgmt. High Mgmt. Base Mgmt. Low Street PRELIMINARY DRAFT

Operating Case Comparison 10 Year Projections – CY2019 to CY2028 – Revenue Revenue $MM 3,500 3,311 2,962 3,000 2,620 2,296 2,500 2,315 1,986 2,195 2,000 2,031 1,761 1,694 1,418 1,632 1,607 1,500 1,171 1,428 1,391 955 1,418 84 1,334 1,000 773 1,019 1,272 909 1,198 773 760 658 896 1,116 1,028 936 753 843 500 FY19/CY18 FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 Street Mgt. Low Mgt. Base Mgt. High Revenue Growth % 35% 29.1% 30% 23.6% 22.5% 25% 21.1% 19.5% 17.6% 17.6% 15.6% 20% 17.2% 15.6% 17.59% 17.0% 14.1% 16.4% 13.1% 15.5% 15% 11.8% 14.3% 13.7% 12.3% 14.5% 11.0% 10.6% 10% 9.6% 12.0% 11.0% 8.2% 8.1% 9.8% 8.6% 5.5% 4.0% 5% 6.8% 7.4% 5.4% 6.1% 4.9% 3.7% 0% 2.5% FY19/CY18 FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 Street Mgt. Low Mgt. Base Mgt. High Notes: 1. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; Yoda management provided extrapolations used beyond FY22/CY21; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON CASE COMPARISON 13 CONFIDENTIAL 12.5% 1,694 1,837 1,505 1,237 1,270 1,3 1,063 1,144 PRELIMINARY DRAFT

Operating Case Comparison 10 Year Projections – CY2019 to CY2028 – EBITDA EBITDA $MM 1,000 891 791 800 661 533 600 592 419 404 446 338 400 305 389 292 312 331 246 203 275 200 127222 116 125 221 157 200 34 9706 -23 79 47 29 122 0 -42023 FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 (200) Street Mgt. Low Mgt. Base Mgt. High EBITDA Margin % 30% 26.9% 26.7% 25.6% 25.3% 23.2% 25.2% 25.5% 25% 21.1% 24.1% 22.0% 8% 20% 18.3% 15% 10.7% 13.6% 11.2% 10% 3.6% 5% 7.7% 3.2% 1.3% 5.0% (3.0%) 0% FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 (3.0%) 0.2% -5% (5.5%) -10% Street Mgt. Low Mgt. Base Mgt. High Notes: 1. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; Yoda management provided extrapolations used beyond FY22/CY21; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON CASE COMPARISON 14 CONFIDENTIAL 23.0% 18.0% 19.1% 20.6% 23. 14.3% 21.1% 15.6% 15.9% 18.4% 15.8% 8.9% 11.3% 13.1% 7.1% 10.4% 128 140 489 560 PRELIMINARY DRAFT

SECTION 3 Comparables / Valuation Benchmarking 15 CONFIDENTIAL PRELIMINARY DRAFT

Yoda Discounted Equity Valuation Over CY2021 - CY2023 Revenue Discounted at 10.8% Cost of Equity Financial Snapshot $MM, except where noted Time – AV / Revenue | Valuation Date: 8/25/2019 Fwd. Revenue Mult. 4.5x 4.5x 4.5x 4.5x Future AV 4,584.2 4,212.6 4,783.1 5,267.7 Less: Net Debt (884.9) (884.9) (884.9) (884.9) Future EV 5,469.1 5,097.4 5,667.9 6,152.6 Future Share Price $19.27 $17.96 $19.98 $21.68 Discounted Equity Valuation - AV / Revenue $MM, except where noted Notes: 1. Assumed cost of equity of 10.8% 2. CY2021 values discounted 1.4 years, CY2022 values discounted 2.4 years, CY2023 values discounted 3.4 years 3. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; Yoda management provided extrapolations used beyond FY22/CY21; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics 4. Yoda capitalization from 10-Q filed 6/6/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 16 CONFIDENTIAL 1-Yr Forward Multiple PV Share Price (FY22/CY21 Revenue) PV Share Price (FY23/CY22 Revenue) PV Share Price (FY24/CY23 Revenue) Street Mgt. Low Mgt. Base Mgt. High Street Mgt. Low Mgt. Base Mgt. High Street Mgt. Low Mgt. Base Mgt. High 1.5x 2.5x 3.5x Discounted 4.5x at 10.8% Cost of Equity 5.5x 6.5x 7.5x $7.34 $6.97 $7.54 $8.04 $7.32 $6.85 $7.69 $8.42 $7.22 $6.63 $7.95 $9.09 $10.44 $9.81 $10.78 $11.60 $10.39 $9.61 $11.02 $12.23 $10.24 $9.28 $11.35 $13.13 $13.54 $12.66 $14.01 $15.16 $13.47 $12.37 $14.34 $16.04 $13.27 $11.94 $14.76 $17.16 $16.64 $15.51 $17.25 $18.72 $16.55 $15.14 $17.67 $19.86 $16.29 $14.60 $18.16 $21.19 $19.74 $18.36 $20.48 $22.28 $19.63 $17.90 $21.00 $23.67 $19.31 $17.25 $21.56 $25.23 $22.84 $21.21 $23.71 $25.84 $22.71 $20.67 $24.32 $27.48 $22.34 $19.91 $24.96 $29.26 $25.94 $24.06 $26.95 $29.41 $25.78 $23.43 $27.65 $31.30 $25.36 $22.57 $28.36 $33.30 Present Share Price $16.64 $15.51 $17.25 $18.72 FY22/CY21 Revenue FY23/CY22 Revenue FY24/CY23 Revenue Street Mgt. Low Mgt. Base Mgt. High Street Mgt. Low Mgt. Base Mgt. High Street Mgt. Low Mgt. Base Mgt. High Revenue $1,019 $936 $1,063 $1,171 $1,144 $1,028 $1,237 $1,418 $1,270 $1,116 $1,428 $1,694 % Growth 13.7% 11.0% 17.0% 22.5% 12.3% 9.8% 16.4% 21.1% 11.0% 8.6% 15.5% 19.5% Illustrative Calculation PRELIMINARY DRAFT

Benchmarking CY2019E & CY2020E Yoda – Revenue Metrics Revenue $MM unless otherwise noted CY2019E Median: $1,005MM CY2020E Median: $1,081MM CY2019E Median: $12,856MM CY2020E Median: $13,465MM 47,020 43,932 17,719 734 13,823 13,107 12,862 12,851 8,690 9,030 3,699 3,382 Revenue Growth % CY2019E Median: 13.3% CY2020E Median: 12.3% CY2019E Median: 6.8% CY2020E Median: 6.5% 26% 21% 22% 21% 20% 17% 13% 13% 13% 13% 13% 12% 12% 9% 8% 7% 5% 6% 4% 4% 2% (8%) Infrastructure Comparables Services Comparables CY2019E CY2020E Notes: 1. Market data as of 7/26/2019 (Source: Thomson Estimates) 2. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; projections represent non-GAAP metrics PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 17 CONFIDENTIAL 20% 21% 16%15% 12% 18% 18%18% 1 0% 4% 5%4% 5% 8% 11,022 10,044 3,233 2,264 2,743 257 300249 301 16, 3,089 788 953773 912760 896753 8431,258 1,323751 838690 779 PRELIMINARY DRAFT

Benchmarking CY2019E & CY2020E Yoda – Gross Profit Metrics Gross Profit $MM unless otherwise noted 14,607 13,553 CY2019E Median: $5,369MM CY2020E Median: $5,772MM 7,1267,186 6,850 6,393 4,346 4,695 2,626 2,575 1,2191,342 Gross Margin % CY2019E Median: 79.3% CY2020E Median: 79.5% CY2019E Median: 34.9% CY2020E Median: 35.1% 88% 88% 87% 87% 84% 84% 82% 82% 78% 76% 77% 77% 71% 72% 68% 65% 55% 55% 38% 39% 31% 36% 36% 34% 34% 30% 29% 31% Infrastructure Comparables Services Comparables CY2019E CY2020E Notes: 1. Market data as of 7/26/2019 (Source: Thomson Estimates) 2. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; projections represent non-GAAP metrics PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 18 CONFIDENTIAL 75%75%75%75% 71%71%71%70% CY2019E Median: $801MM CY2020E Median: $862MM 9,691 8,809 2,687 2,816 1,032 1,079645563 190 233166 205 1,910 2,309 560 715545 684542 673527 633570492 PRELIMINARY DRAFT

Benchmarking CY2019E & CY2020E Yoda – EBITDA Metrics EBITDA $MM unless otherwise noted 7,961 CY2019E Median: $2,463MM CY2020E Median: $2,624MM 3,534 3,413 3,293 1,805 1,836 1,803 1,727 621 563 (13) (42) (23) (30) EBITDA Margin % CY2019E Median: 11.9% CY2020E Median: 14.8% CY2019E Median: 18.2% CY2020E Median: 18.4% 37% 37% 37% 36% 33% 30% 24% 25% 21% 20% 20% 20% 17% 17% 17% 17% 13% 14% (2%) (3%) (4%) (6%) (10%) (10%) Infrastructure Comparables Services Comparables CY2019E CY2020E Notes: 1. Market data as of 7/26/2019 (Source: Thomson Estimates) 2. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; projections represent non-GAAP metrics PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 19 CONFIDENTIAL 3%1%3% 0% 17% 19% 7% 11%8% (0%) (4%) (4%) 7,349 4,091 3,739CY2019E Median: $212MM CY2020E Median: $240MM 1,151 1,177 514 410 396375 321029250 84(3) 70(24) (11)(25) (13) 3,120 PRELIMINARY DRAFT

Benchmarking CY2019E & CY2020E Yoda – Valuation Multiples AV / Revenue (x) CY2019E Median: 4.5x CY2019E Median: 2.4x CY2020E Median: 4.0x CY2020E Median: 2.2x 10.5x 9.8x 8.1x 7.6x 7.0x 4.7x 4.4x 4.1x 4.2x 3.6x 3.6x 3.3x 3.2x 3.1x 2.9x 2.7x 2.6x 2.4x 2.1x 2.0x 1.6x 1.5x 0.7x 0.7x Infrastructure Comparables Services Comparables CY2019E CY2020E Notes: 1. Market data as of 7/26/2019 (Source: Thomson Estimates) 2. Yoda street estimates based on Wall Street research as of 6/5/2019; projections represent non-GAAP metrics PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 20 CONFIDENTIAL 2.7x 2.3x 9.0x 3.9x 1.7x 1.6x PRELIMINARY DRAFT

Yoda Valuation Matrix Implied Premiums / Multiples at Various Prices $MM, except where noted Premium to Street Case Mgmt. Low Case Mgmt. Base Case Mgmt. High Case Average AV / Revenue AV / Revenue AV / Revenue AV / Revenue Share Price 52-Week High 52-Week Low Equity Value Aggregate Value Current 30-Day 90-Day FY20/CY19 FY21/CY20 FY20/CY19 FY21/CY20 FY20/CY19 FY21/CY20 FY20/CY19 FY21/CY20 $10.00 0.9% (5.6%) (39.2%) (65.3%) 2.6% $2,934 $2,080 2.7x 2.3x 2.8x 2.5x 2.7x 2.3x 2.7x 2.2x $11.00 11.0% 3.8% (33.1%) (61.9%) 12.8% $3,262 $2,408 3.2x 2.7x 3.2x 2.9x 3.1x 2.7x 3.1x 2.5x $12.00 21.1% 13.3% (27.0%) (58.4%) 23.1% $3,590 $2,736 3.6x 3.1x 3.6x 3.2x 3.5x 3.0x 3.5x 2.9x $13.00 31.2% 22.7% (20.9%) (54.9%) 33.3% $3,917 $3,064 4.0x 3.4x 4.1x 3.6x 4.0x 3.4x 4.0x 3.2x $14.00 41.3% 32.2% (14.8%) (51.5%) 43.6% $4,245 $3,392 4.5x 3.8x 4.5x 4.0x 4.4x 3.7x 4.4x 3.6x $15.00 51.4% 41.6% (8.7%) (48.0%) 53.8% $4,573 $3,720 4.9x 4.2x 4.9x 4.4x 4.8x 4.1x 4.8x 3.9x $16.00 61.5% 51.0% (2.7%) (44.5%) 64.1% $4,901 $4,047 5.3x 4.5x 5.4x 4.8x 5.2x 4.5x 5.2x 4.2x Notes: 1. Market data as of 7/26/2019; average share prices based on trading days; high and low represent closing prices 2. Yoda capitalization from 10-Q filed 6/6/2019 3. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 21 CONFIDENTIAL $9.91 $10.59 $16.44 $28.85 $9.75 $760 $896 $753 $843 $773 $909 $773 $955 $9.91 0.0% (6.5%) (39.7%) (65.6%) 1.6% $2,904 $2,051 2.7x 2.3x 2.7x 2.4x 2.7x 2.3x 2.7x 2.1x PRELIMINARY DRAFT

Street Case Cash Flow Assumptions FY20/CY19 - FY29/CY28 Free Cash Flow Build $MM, except where noted Terminal Value FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 DCF Output – Split Between Projection Period and Terminal Value Notes: 1. Assumes valuation date of 7/1/2019; uses mid-year convention 2. Yoda street estimates based on Wall Street research as of 6/5/2019; Yoda management-approved Morgan Stanley extrapolations used beyond FY22/CY21; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics 3. Yoda capitalization from 10-Q filed 6/6/2019 4. Federal net operating loss carryforwards of $55.7MM and tax credit carryforwards of $15.7MM per latest 10-K filed 3/29/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 22 CONFIDENTIAL Discount Rate 9.8% PGR 2.0% 2.5% 3.0% 10.8% 2.0% 2.5% 3.0% 11.8% 2.0% 2.5% 3.0% % of Total Aggregate Value FY20/CY19 - FY29/CY28 Cash Flows 25% 24% 23% 28% 27% 26% 31% 29% 28% PV of Terminal Value 75% 76% 77% 72% 73% 74% 69% 71% 72% Revenue $760 $896 $1,019 $1,144 $1,270 $1,391 $1,505 $1,607 $1,694 $1,761 $1,761 % Growth 15.6% 17.9% 13.7% 12.3% 11.0% 9.6% 8.2% 6.8% 5.4% 4.0% EBITDA (30) 29 90 128 172 221 275 331 389 446 446 % Margin (3.9%) 3.2% 8.9% 11.2% 13.6% 15.9% 18.3% 20.6% 23.0% 25.3% 25.3% Less: Taxes 0 0 0 (5) (15) (27) (40) (55) (71) (87) (87) % Tax Rate 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% Less: SBC (84) (88) (89) (97) (105) (111) (117) (120) (123) (123) (123) % of Revenue (11.0%) (9.8%) (8.7%) (8.5%) (8.2%) (8.0%) (7.7%) (7.5%) (7.2%) (7.0%) (7.0%) /HVV: 1:& 80 53 19 19 19 18 17 15 13 10 0 ¨ LQ 5HYHQXH78.4% 38.8% 15.2% 15.1% 15.1% 15.1% 15.1% 15.0% 15.0% 15.0% - Less: CapEx (11) (12) (14) (16) (17) (19) (20) (21) (22) (23) (23) % of Revenue 1.4% 1.4% 1.4% 1.4% 1.4% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% uFCF ($44) ($18) $6 $30 $54 $83 $115 $150 $186 $223 uFCF Margin (5.8%) (2.1%) 0.6% 2.6% 4.3% 6.0% 7.7% 9.3% 11.0% 12.7% $213 12.1% Street Forecast Management-Approved Extrapolations PRELIMINARY DRAFT

Management Low Case Cash Flow Assumptions FY20/CY19 - FY29/CY28 Free Cash Flow Build $MM, except where noted Terminal Value FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 DCF Output – Split Between Projection Period and Terminal Value Notes: 1. Assumes valuation date of 7/1/2019; uses mid-year convention 2. Yoda management estimates as of 7/25/2019; Yoda management-approved Morgan Stanley extrapolations used beyond FY22/CY21; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics 3. Yoda capitalization from 10-Q filed 6/6/2019 4. Federal net operating loss carryforwards of $55.7MM and tax credit carryforwards of $15.7MM per latest 10-K filed 3/29/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 23 CONFIDENTIAL Discount Rate 9.8% PGR 2.0% 2.5% 3.0% 10.8% 2.0% 2.5% 3.0% 11.8% 2.0% 2.5% 3.0% % of Total Aggregate Value FY20/CY19 - FY29/CY28 Cash Flows 16% 15% 14% 17% 17% 16% 19% 18% 17% PV of Terminal Value 84% 85% 86% 83% 83% 84% 81% 82% 83% Revenue $753 $843 $936 $1,028 $1,116 $1,198 $1,272 $1,334 $1,384 $1,418 $1,418 % Growth 14.5% 12.0% 11.0% 9.8% 8.6% 7.4% 6.1% 4.9% 3.7% 2.5% EBITDA (42) 2 47 79 116 157 200 246 292 338 338 % Margin (5.5%) 0.2% 5.0% 7.7% 10.4% 13.1% 15.8% 18.4% 21.1% 23.8% 23.8% Less: Taxes 0 0 0 0 (2) (12) (24) (36) (49) (61) (61) % Tax Rate 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% Less: SBC (83) (83) (82) (87) (92) (96) (98) (100) (100) (99) (99) % of Revenue (11.0%) (9.8%) (8.7%) (8.5%) (8.2%) (8.0%) (7.7%) (7.5%) (7.2%) (7.0%) (7.0%) Less: NWC 75 35 14 16 17 18 17 16 14 10 0% ¨ LQ 5HYHQXH78.4% 38.8% 15.2% 17.3% 19.4% 21.5% 23.6% 25.8% 27.9% 30.0% - Less: CapEx (11) (12) (13) (15) (17) (19) (21) (22) (24) (26) (26) % of Revenue 1.4% 1.4% 1.4% 1.4% 1.5% 1.6% 1.6% 1.7% 1.7% 1.8% 1.8% uFCF ($60) ($57) ($34) ($7) $22 $47 $75 $104 $133 $162 uFCF Margin (8.0%) (6.8%) (3.6%) (0.7%) 2.0% 4.0% 5.9% 7.8% 9.6% 11.4% $151 10.7% Mgt. Low Case Management-Provided Extrapolations PRELIMINARY DRAFT

Management Base Case Cash Flow Assumptions FY20/CY19 - FY29/CY28 Free Cash Flow Build $MM, except where noted Terminal Value FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 DCF Output – Split Between Projection Period and Terminal Value Notes: 1. Assumes valuation date of 7/1/2019; uses mid-year convention 2. Yoda management provided estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics 3. Yoda capitalization from 10-Q filed 6/6/2019 4. Federal net operating loss carryforwards of $55.7MM and tax credit carryforwards of $15.7MM per latest 10-K filed 3/29/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 24 CONFIDENTIAL Discount Rate 9.8% PGR 2.0% 2.5% 3.0% 10.8% 2.0% 2.5% 3.0% 11.8% 2.0% 2.5% 3.0% % of Total Aggregate Value FY20/CY19 - FY29/CY28 Cash Flows 32% 30% 29% 35% 34% 32% 38% 37% 35% PV of Terminal Value 68% 70% 71% 65% 66% 68% 62% 63% 65% Revenue $773 $909 $1,063 $1,237 $1,428 $1,632 $1,837 $2,031 $2,195 $2,315 $2,315 % Growth 17.6% 17.5% 17.0% 16.4% 15.5% 14.3% 12.5% 10.6% 8.1% 5.5% EBITDA (23) 12 76 140 222 312 404 489 560 592 592 % Margin (3.0%) 1.3% 7.1% 11.3% 15.6% 19.1% 22.0% 24.1% 25.5% 25.6% 25.6% Less: Taxes 0 0 0 (4) (23) (44) (66) (87) (104) (112) (112) % Tax Rate 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% Less: SBC (85) (89) (93) (105) (118) (130) (142) (152) (159) (162) (162) % of Revenue (11.0%) (9.8%) (8.7%) (8.5%) (8.2%) (8.0%) (7.7%) (7.5%) (7.2%) (7.0%) (7.0%) Less: NWC 50 43 47 52 57 61 64 65 65 63 0% ¨ LQ 5HYHQXH43.2% 31.8% 30.4% 29.9% 29.8% 29.9% 31.3% 33.5% 39.7% 52.3% - Less: CapEx (16) (16) (20) (22) (26) (30) (34) (37) (40) (42) (42) % of Revenue 2.1% 1.8% 1.9% 1.8% 1.8% 1.8% 1.9% 1.8% 1.8% 1.8% 1.8% uFCF ($74) ($50) $10 $61 $113 $169 $226 $278 $321 $339 uFCF Margin (9.6%) (5.5%) 0.9% 4.9% 7.9% 10.3% 12.3% 13.7% 14.6% 14.6% $276 11.9% Mgt. Base Case Management-Provided Extrapolations PRELIMINARY DRAFT

Management High Case Cash Flow Assumptions FY20/CY19 - FY29/CY28 Free Cash Flow Build $MM, except where noted Terminal Value FY20/CY19 FY21/CY20 FY22/CY21 FY23/CY22 FY24/CY23 FY25/CY24 FY26/CY25 FY27/CY26 FY28/CY27 FY29/CY28 DCF Output – Split Between Projection Period and Terminal Value Notes: 1. Assumes valuation date of 7/1/2019; uses mid-year convention 2. Yoda management provided estimates as of 7/25/2019; assumes fiscal year ends Feb. 1; projections represent non-GAAP metrics 3. Yoda capitalization from 10-Q filed 6/6/2019 4. Federal net operating loss carryforwards of $55.7MM and tax credit carryforwards of $15.7MM per latest 10-K filed 3/29/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 25 CONFIDENTIAL Discount Rate 9.8% PGR 2.0% 2.5% 3.0% 10.8% 2.0% 2.5% 3.0% 11.8% 2.0% 2.5% 3.0% % of Total Aggregate Value FY20/CY19 - FY29/CY28 Cash Flows 34% 32% 30% 37% 35% 34% 40% 39% 37% PV of Terminal Value 66% 68% 70% 63% 65% 66% 60% 61% 63% Revenue $773 $955 $1,171 $1,418 $1,694 $1,986 $2,296 $2,620 $2,962 $3,311 $3,311 % Growth 17.6% 23.6% 22.5% 21.1% 19.5% 17.2% 15.6% 14.1% 13.1% 11.8% EBITDA (23) 34 125 203 305 419 533 661 791 891 891 % Margin (3.0%) 3.6% 10.7% 14.3% 18.0% 21.1% 23.2% 25.2% 26.7% 26.9% 26.9% Less: Taxes 0 0 (0) (17) (39) (65) (91) (120) (151) (173) (173) % Tax Rate 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% Less: SBC (85) (93) (102) (120) (140) (159) (178) (196) (215) (232) (232) % of Revenue (11.0%) (9.8%) (8.7%) (8.5%) (8.2%) (8.0%) (7.7%) (7.5%) (7.2%) (7.0%) (7.0%) Less: NWC 67 52 61 70 80 88 96 104 110 114 0% ¨ LQ 5HYHQXH57.9% 28.5% 28.3% 28.3% 28.9% 30.2% 31.0% 32.1% 32.1% 32.7% - Less: CapEx (16) (16) (22) (25) (31) (36) (42) (48) (54) (60) (60) % of Revenue 2.1% 1.7% 1.9% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% uFCF ($57) ($23) $61 $111 $176 $247 $319 $400 $481 $540 uFCF Margin (7.4%) (2.4%) 5.2% 7.8% 10.4% 12.4% 13.9% 15.3% 16.2% 16.3% $426 12.9% Mgt. High Case Management-Provided Extrapolations PRELIMINARY DRAFT

Precedent Software Transactions – Operational Selected Transactions 2013 to Present; >$1Bn Aggregate Value NTM Revenue Growth (%) 40% MuleSoft / Salesforce: 15.7x Benchmarking R² = 0.5924 35% 30% Demandware / Salesforce: 9.1x ExactTarget / Salesforce: 6.5x 25% Concur / SAP: 9.9x NetSuite / Oracle: 8.4x RightNow / Oracle: 6.1x 20% Responsys / Oracle: 6.3x AVG Technologies / Avast: 3.0x Apptio / Vista: 7.0x Cvent / Vista: 6.5x Yoda Ultimate Software / H&F et al.: 8.0x Red Hat / IBM: 9.4x 15% Qlik / Thoma Bravo: 3.5x Ariba / SAP: 7.4x Quest Software / Dell: 2.5x Callidus / SAP: 8.3x 10% Solera / Vista: 4.6x Informatica / Permira: 4.3x BMC Software / Bain Capital: 3.0x 5% Riverbed / Thoma Bravo: 3.2x Infoblox / Vista: 3.6x Ellie Mae / Thoma Bravo: 6.7x CA / Broadcom: 4.3x 0% TIBCO / Vista: 3.9x Advent Software / SS&C: 6.4x -5% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% NTM EBITDA Margin (%) Notes: 1. Based on street estimates for target companies at time of transaction 2. Yoda street estimates based on Wall Street research as of 6/5/2019; projections represent non-GAAP metrics PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 26 CONFIDENTIAL PRELIMINARY DRAFT

Precedent Software Transactions – Valuation Benchmarking Selected Transactions 2013 to Present; >$1Bn Aggregate Value, <20% NTM Revenue Growth Summary Statistics AV / NTM Revenue Min 2.5x Bottom Quartile 3.6x 9.4x Median 6.1x Mean 5.5x Top Quartile 7.2x 8.3x Max 9.4x 8.0x 7.8x 7.4x 7.0x 6.7x 6.5x 6.4x 6.3x Median: 6.1x 6.1x 4.6x 4.3x 4.3x 3.9x 3.6x 3.5x 3.2x 3.0x 3.0x 2.5x Notes: 1. Based on public filings and Wall Street Research reports for target companies at time of transaction PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 27 CONFIDENTIAL PRELIMINARY DRAFT

Yoda Selected Analyst Perspectives Yoda Analyst Financial Spread(1) $MM, except where noted Sorted by: % Prem. (Disc) Revenue EBITDA EPS Date of Report Broker Rating Target Price to Current CY2019E CY2020E CY2021E CY2019E CY2020E CY2021E CY2019E CY2020E CY2021E Citi 06/05/19 Hold $14.00 33.5% $778 $947 $1,100 ($26) $35 $95 ($0.10) $0.11 $0.30 Morgan Stanley 06/05/19 Buy $18.00 71.6% $761 $915 $1,074 ($33) $42 $123 ($0.15) $0.10 $0.33 UBS 06/05/19 Hold $15.00 43.0% $766 $901 $1,092 ($28) $50 $129 ($0.13) $0.14 $0.38 Needham & Company 06/05/19 Buy $21.00 100.2% $762 $900 N.A. N.A. N.A. N.A. ($0.12) $0.05 N.A. William Blair 06/05/19 Strong Buy N.A. N.A. $761 $898 N.A. N.A. N.A. N.A. ($0.17) ($0.04) N.A. used as Credit Suisse 06/05/19 Buy $20.00 90.7% $756 $868 N.A. $7 $60 N.A. ($0.14) $0.06 N.A. Bank of America 06/25/19 Underperform $12.00 14.4% $762 $850 $1,027 ($13) $41 $51 ($0.16) $0.02 $0.04 Valuation Methodologies Analyst Ratings Sell 11% P / FCF 11% SOTP 11% Buy 22% DCF 33% AV / Rev 45% Hold 67% Notes: 1. Market data and analyst price targets as of 7/3/2019 (Source: Capital IQ) PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 28 CONFIDENTIAL Mean $16.64 59% $762 $894 $1,061 ($22) $37 $86 ($0.14) $0.04 $0.22 Median $15.00 43% $761 $896 $1,064 ($28) $41 $93 ($0.15) $0.05 $0.28 Max $21.00 100% $778 $947 $1,100 $7 $60 $129 ($0.10) $0.14 $0.38 Min $12.00 14% $756 $850 $1,019 ($33) $3 $29 ($0.17) ($0.04) $0.03 RBC Capital Markets 06/05/19 Buy $18.00 71.6% $757 $897 N.A. N.A. N.A. N.A. ($0.15) $0.09 N.A. Goldman Sachs 06/10/19 Hold $14.00 33.5% $763 $896 $1,054 ($30) $3 $29 ($0.15) ($0.04) $0.03 Broker proxy for street case Barclays 06/05/19 Hold $15.00 43.0% $760 $896 $1,019 ($30) $29 $90 ($0.15) $0.05 $0.27 KeyBanc 06/12/19 Buy $21.00 100.2% $763 $883 N.A. N.A. N.A. N.A. ($0.14) ($0.01) N.A. Wedbush 06/05/19 Hold $15.00 43.0% $757 $878 N.A. N.A. N.A. N.A. ($0.15) ($0.04) N.A. PRELIMINARY DRAFT

Yoda WACC Analysis • Based on Morgan Stanley standard WACC methodology guidelines Weighted Average Cost of Capital Calculation(1)(2) WACC Calculation Yoda Beta Since IPO(3) 1.80 1.60 1.40 1.20 1.00 0.80 0.60 E D Capital (WACC) Apr-18 Aug-18 Dec-18 Apr-19 Predicted Beta Notes: 1. Market data as of 7/26/2019 2. Yoda capitalization from 10-Q filed 6/6/2019 3. Yoda Barra predicted beta as of 7/26/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 29 CONFIDENTIAL Assumption Notes Base Low High Market Risk Premium (MRP) Morgan Stanley Estimated Market Risk Premium 6.0% 6.0% 6.0% Risk Free Rate (Rf) Spot Rate 10-year U.S. Treasury as of 7/26/2019 2.1% 2.1% 2.1% Predicted Beta U.S. Predicted Beta per Barra 1.45 1.45 1.45 Sensitivity Adjustment +/-1.0% from base (1.0%) 1.0% Calculated using the Capital Asset Pricing Cost of Equity (KE) Model 10.8% 9.8% 11.8% Pre-tax Cost of Debt (KD) N.A. N.A. N.A. Debt / Total Capitalization 0.0% 0.0% 0.0% Weighted Average Cost of K * E/(D+E) + K * (1-t) * D/(D+E) 10.8% 9.8% 11.8% PRELIMINARY DRAFT

Yoda Capitalization Summary Capitalization Summary $MM, except where noted Current Price Basic Shares Outstanding ('000's) 271,913 Outstanding ('000's) Weighted Avg. Exercise Price Stock-Based Awards Options Restricted Stock Units 41,035 14,906 $8.40 $0.00 Fully-Diluted Shares Outstanding ('000's) 293,072 Plus: Debt Plus: Minority Interest Less: Cash & Equivalents 0.0 0.7 (854.2) Notes: 1. Market data and public filings as of 7/26/2019 2. Yoda capitalization from 10-Q filed 6/6/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 30 CONFIDENTIAL Fully-Diluted Aggregate Value $2,050.8 Fully-Diluted Equity Value $2,904.3 Share Price $9.91 PRELIMINARY DRAFT

Dell Corporate Structure(1) Public Shareholders Michael Dell Public Shareholders 56.8% 19.1% 24.1% 13.6% 86.4% 100.0% 100% 100.0% Core Dell / EMC Assets 80.6% 44.8% Wookiee Public Stockholders 19.4% 15.1% 40.1% Yoda Public Shareholders Notes: 1. Capitalization detail from latest public filings as of 7/29/2019 PROJECT FALCON COMPARABLES / VALUATION BENCHMARKING 31 CONFIDENTIAL Yoda Wookiee PRELIMINARY DRAFT

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